UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21327

BNY Mellon Investment Funds VI
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/23

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Balanced Opportunity Fund

ANNUAL REPORT November 30, 2023

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

Discussion of Fund Performance	2
Fund Performance	6
Understanding Your Fund’s Expenses	9
Comparing Your Fund’s Expenses With Those of Other Funds	9
Statement of Investments	10
Statement of Assets and Liabilities	30
Statement of Operations	31
Statement of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	53
Additional Information	54
Important Tax Information	61
Proxy Results	62
Information About the Approval of an Amendment to the Sub-Investment Advisory Agreement and the Approval of the Revised Sub-Sub- Investment Advisory Agreement	63
Board Members Information	66
Officers of the Fund	68

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2022, through November 30, 2023, as provided by Torrey Zaches, CFA and James Stavena, Asset Allocation Portfolio Managers, Brian Ferguson, John C. Bailer, CFA, James A. Lydotes, CFA, Karen Behr, Keith Howell, John R. Porter III, portfolio managers employed by the fund’s sub-adviser, Newton Investment Management North America, LLC, and primary portfolio managers for the fund’s fixed income investments Howard Cunningham and Martin Chambers employed by Newton Investment Management Limited, sub-sub adviser.

Market and Fund Performance Overview

For the 12-month period ended November 30, 2023, the BNY Mellon Balanced Opportunity Fund (the “fund”) produced a total return of 8.72% for Class A shares, 7.99% for Class C shares, 9.01% for Class I shares, 9.05% for Class J shares, 9.75% for Class Y shares and 8.95% for Class Z shares.1 In comparison, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”), produced total returns of 13.83% and 1.18%, respectively, for the same period.2,3 Separately, a Customized Blended Index composed of 60% S&P 500® Index and 40% Bloomberg Index produced a total return of 8.76% for the same period.4

Stocks and bonds gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes, and economic growth remained positive. The fund performed in line with the Customized Blended Index due to the mixed performance of the fund’s strategies.

The Fund’s Investment Approach

The fund seeks high total return through a combination of capital appreciation and current income. To pursue its goal, the fund invests in a diversified mix of stocks and fixed-income securities. BNY Mellon Investment Adviser, Inc., the fund’s investment adviser, has engaged its affiliate, Newton Investment Management North America, LLC (NIMNA), to serve as the fund’s sub-adviser responsible for overall asset allocation for the fund and for the portion of the fund’s assets allocated to equity investments and fixed-income investments. NIMNA has engaged its affiliate, Newton Investment Management Limited (NIM) to provide the day-to-day management of the portion of the fund’s assets allocated to fixed-income investments. The fund varies the mix of stocks and bonds, but normally the fund allocates between 25% and 50% to fixed-income securities and between 75% and 50% to equities. NIMNA allocates the fund’s assets between the fund’s equity and fixed-income portfolio managers, based on an assessment of the relative return and risk of each asset class and an analysis of several factors, including general economic conditions, anticipated future changes in interest rates and the outlook for stocks generally.

In the equity portion of the fund’s portfolio, we strive to create a broadly diversified blend of growth and value stocks. Stock selection is made through extensive quantitative and fundamental research. The fund may invest up to 20% of its assets in foreign equity securities.

In the fixed-income portion of the fund’s portfolio, we may include corporate bonds, debentures, notes, mortgage-related securities, including collateralized mortgage obligations

(CMOs), asset-backed securities, convertible securities, municipal obligations, zero-coupon bonds and money market instruments.

Stocks and Bonds Gain Ground Despite Macroeconomic and Geopolitical Concerns

The outlook for inflation and the trajectory of monetary policy continued to dominate the narrative within financial markets during the reporting period. Despite hawkish rhetoric and actions from central banks, the early months of the period saw evidence of decelerating price growth in the United States, raising hopes that inflation had peaked and driving risk assets higher. Markets were also encouraged by China’s easing of its strict COVID-19 restrictions. In Europe, mild winter weather and effective management of reserves averted a potential energy crisis related to the absence of Russian oil.

In February and March 2023, signs of interest-rate-related stress emerged within the U.S. banking sector as two major regional banks failed, followed by the enforced takeover of Credit Suisse by UBS under the auspices of the Swiss authorities. Equities dipped broadly, before swift action from federal authorities and major banks eased investors’ concerns, enabling markets to regain upward momentum in mid-March. Global economic growth remained generally positive despite high inflation and rising interest rates. The U.S. economy continued to expand, supported by historically high levels of employment, strong wage growth and steady consumer spending. European economies remained in broadly positive territory as well, despite some notably weak areas, such as Germany. China’s reopening proved uneven, faltering in May, while worsening U.S.-China relations further challenged the world’s second-largest economy, bringing the threat of U.S. restrictions on investments in China in areas such as artificial intelligence (AI), quantum computing and semiconductors.

Equity Positioning Bolsters Relative Performance

From an overall allocation perspective, the fund held slightly underweight allocation to equities relative to the Customized Blended Index throughout the reporting period. Among equities, allocations to large-cap growth increased marginally due to the asset class’s outsized appreciation. The fund’s bond allocation increased as well, as we deployed cash in that direction in August and September 2023, given an improving fixed-income landscape and rising yields.

On the equity side, the fund’s large-cap growth allocation benefited from strong returns in the industrials and consumer discretionary sectors. Among industrials, top performers included transportation provider Uber Technologies, Inc., which added drivers and expanded delivery services; diversified machinery manufacturer Ingersoll Rand, Inc. which benefited from growing demand; and online real estate information provider CoStar Group, Inc., which gained market share. In the consumer discretionary sector, Amazon.com, Inc. produced strong returns, while tactical trading in shares of electric vehicle maker Tesla further contributed to relative results. Other leading performers included video semiconductor chip maker NVIDIA Corp. and commerce platform Shopify, Inc. Conversely, positioning in the health care and materials sectors detracted from relative returns. In health care, genetic equipment maker Illumina, Inc. faced headwinds from China’s hospital spending policies and from customer inventory build-downs, while shares

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

of biotechnology firm Sarepta Therapeutics, Inc. struggled when the U.S. Food and Drug Administration granted a disappointingly limited approval for one of the company’s drugs. In materials, shares in aluminum producer Alcoa Corp. were undermined by shifting supply and demand dynamics, leading us to sell the fund’s position.

The fund’s large-cap value allocation produced weaker absolute returns during a period in which value-oriented shares significantly underperformed their growth-oriented counterparts. Nevertheless, fund’s large-cap value holdings materially outperformed averages for value-oriented shares, as measured against the 1.36% return of the Russell 1000® Value Index, which is used internally by the fund as a benchmark of large-cap value performance. Within large-cap value, strong issue selection in the financials sector led gains, as did underweight exposure to the banking area. Top performers included futures and options exchange CME Group, Inc., which reported high margins and a strong balance sheet despite an uncertain economic environment; consumer purchase insurer Assurant Inc., which saw an improving business mix for the company’s capital-light, high-return business model; and property & casualty insurer The Progressive Co., which saw improved pricing in the automotive insurance area. Underperforming sectors included materials, consumer discretionary and communication services. Within materials, Alcoa Corp. and chemical products producer CF Industries Holdings, Inc. generated disappointing returns, while in consumer discretionary, toy maker Hasbro failed to meet expectations, leading us to sell the fund’s position. While issue selection bolstered returns in communication services, underweight sector exposure detracted.

A small allocation to international equities, which generally performed in line with their U.S. counterparts, had little impact on the fund’s relative returns.

The fixed-income portion of the fund mildly outperformed the Bloomberg Index, generating the strongest returns during the final six weeks of the reporting period. Performance benefited from a skew toward credit and away from government securities during most of the period. Major changes to the portfolio included trimming the fund’s overweight exposure to investment-grade securities, reducing duration to approximately neutral, trimming overweight exposure to asset-backed and agency securities, and increasing exposure to the energy and health care sectors.

Providing Experienced Management Within Each Asset Class

As of the end of the reporting period, we anticipate further market volatility as the Fed works to constrain inflationary pressures, with the possibility of a recession still on the horizon. While many companies have effectively controlled costs and continued to report reasonably strong earnings despite those pressures, we expect businesses to face increasing difficulties in meeting financial expectations if economic growth falters.

We believe the fund’s holdings are relatively well positioned to outperform in the face of prevailing market uncertainties due to our investment approach. We allocate assets to growth-oriented equities and value-oriented equities roughly in proportion to the asset-class composition of the S&P 500® Index, and add a significant allocation to fixed-income instruments for increased diversification and added stability. For each asset class, we assign investment responsibilities to a team of portfolio managers with extensive experience within that asset class, leveraging their expertise to construct a portfolio that we believe can outperform the relevant benchmarks over time. As of November 30, 2023, relative to the Customized Blended Index, the fund held slightly overweight allocations to fixed-income securities and slightly underweight allocations to equities, with the balance of assets allocated to cash and other instruments to better manage liquidity and cash flows.

December 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 31, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap, U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

4 The source for the Customized Blended Index is FactSet.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares, Class J shares and Class Z shares of BNY Mellon Balanced Opportunity Fund with a hypothetical investment of $10,000 in the S&P 500® Index, Bloomberg U.S. Aggregate Bond Index and an index comprised of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index (the “Customized Blended Index”).

† Source: Lipper Inc.

†† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares, Class I shares, Class J shares and Class Z shares of BNY Mellon Balanced Opportunity Fund on 11/30/13 to a hypothetical investment of $10,000 made in the S&P 500® Index, Bloomberg U.S. Aggregate Bond Index and Customized Blended Index on that date. All dividends and capital gain distributions are reinvested. Returns for the Customized Blended Index are re-balanced monthly.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Balanced Opportunity Fund with a hypothetical investment of $1,000,000 in the S&P 500® Index, Bloomberg U.S. Aggregate Bond Index and an index comprised of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index (the “Customized Blended Index”).

† Source: Lipper Inc.

†† Source: FactSet

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Balanced Opportunity Fund on 11/30/13 to a hypothetical investment of $1,000,000 made in the S&P 500® Index, Bloomberg U.S. Aggregate Bond Index and Customized Blended Index on that date. All dividends and capital gain distributions are reinvested. Returns for the Customized Blended Index are re-balanced monthly.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Class Y Shares. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 11/30/2023
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/30/04	2.49%	4.92%	5.61%
without sales charge	1/30/04	8.72%	6.18%	6.23%
Class C shares
with applicable redemption charge†	1/30/04	6.99%	5.40%	5.44%
without redemption	1/30/04	7.99%	5.40%	5.44%
Class I shares	1/30/04	9.01%	6.46%	6.50%
Class J shares	3/16/87	9.05%	6.46%	6.50%
Class Y shares	9/30/16	9.75%	6.59%	6.57%††
Class Z shares	12/17/04	8.95%	6.37%	6.42%
S&P 500® Index		13.83%	12.51%	11.81%
Bloomberg U.S. Aggregate Bond Index		1.18%	.71%	1.37%
Customized Blended Index		8.76%	8.03%	7.78%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Balanced Opportunity Fund from June 1, 2023 to November 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2023

	Class A	Class C	Class I	Class J	Class Y	Class Z
Expenses paid per $1,000†	$5.70	$9.53	$4.42	$4.42	$4.57	$4.83
Ending value (after expenses)	$1,047.50	$1,044.10	$1,049.20	$1,049.40	$1,048.10	$1,048.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2023

	Class A	Class C	Class I	Class J	Class Y	Class Z
Expenses paid per $1,000†	$5.62	$9.40	$4.36	$4.36	$4.51	$4.76
Ending value (after expenses)	$1,019.50	$1,015.74	$1,020.76	$1,020.76	$1,020.61	$1,020.36
†

Expenses are equal to the fund’s annualized expense ratio of 1.11% for Class A, 1.86% for Class C, .86% for Class I, .86% for Class J, .89% for Class Y and .94% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2023

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.8%
Aerospace & Defense - .3%
HEICO Corp., Gtd. Notes	5.35	8/1/2033	71,000		69,445
Lockheed Martin Corp., Sr. Unscd. Notes	5.20	2/15/2055	320,000		313,225
RTX Corp., Sr. Unscd. Notes	4.13	11/16/2028	200,000		190,449
The Boeing Company, Sr. Unscd. Notes	3.20	3/1/2029	280,000		253,577
				826,696
Agriculture - .0%
Philip Morris International, Inc., Sr. Unscd. Notes	5.63	11/17/2029	50,000		50,821
Asset-Backed Certificates - .3%
CNH Equipment Trust, Ser. 2021-A, Cl. A3	0.40	12/15/2025	181,619		176,788
John Deere Owner Trust, Ser. 2023-B, Cl. A3	5.18	3/15/2028	225,000		225,123
New Economy Assets Phase 1 Sponsor LLC, Ser. 2021-1, Cl. A1	1.91	10/20/2061	495,000	[a]	428,502
				830,413
Asset-Backed Certificates/Auto Receivables - 1.2%
Carvana Auto Receivables Trust, Ser. 2021-P4, Cl. A3	1.31	1/11/2027	296,041		285,051
Enterprise Fleet Financing LLC, Ser. 2023-1, Cl. A3	5.42	10/22/2029	245,000	[a]	244,101
Hertz Vehicle Financing LLC, Ser. 2021-1A, CI. A	1.21	12/26/2025	575,000	[a]	552,125
Honda Auto Receivables Owner Trust, Ser. 2023-1, Cl. A3	5.04	4/21/2027	178,000		177,031
Hyundai Auto Receivables Trust, Ser. 2022-C, CI. A4	5.52	10/16/2028	376,000		377,582
Mercedes-Benz Auto Receivables Trust, Ser. 2023-1, CI. A3	4.51	11/15/2027	247,000		243,564
Nissan Auto Lease Trust, Ser. 2023-A, CI. A3	4.91	1/15/2026	348,000		345,432
OSCAR US Funding XII LLC, Ser. 2021-1A, Cl. A4	1.00	4/10/2028	380,000	[a]	360,486
Toyota Auto Receivables Owner Trust, Ser. 2022-D, CI. A3	5.30	9/15/2027	579,000		577,765
Toyota Auto Receivables Owner Trust, Ser. 2023-A, CI. A3	4.63	9/15/2027	202,000		199,498
				3,362,635
Automobiles & Components - .4%
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.35	1/8/2031	280,000		223,069

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.8% (continued)
Automobiles & Components - .4% (continued)
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.40	4/10/2028	545,000		477,126
Volkswagen Group of America Finance LLC, Gtd. Notes	3.35	5/13/2025	420,000	[a]	405,334
				1,105,529
Banks - 3.1%
Bank of America Corp., Sr. Unscd. Notes	1.20	10/24/2026	110,000		100,834
Bank of America Corp., Sr. Unscd. Notes	3.42	12/20/2028	105,000		96,494
Bank of America Corp., Sr. Unscd. Notes	3.97	2/7/2030	250,000		231,146
Bank of America Corp., Sr. Unscd. Notes	4.00	4/1/2024	68,000		67,585
Bank of America Corp., Sr. Unscd. Notes	5.29	4/25/2034	600,000		577,079
Bank of Montreal, Covered Bonds	3.75	7/25/2025	310,000	[a]	302,517
Barclays PLC, Sr. Unscd. Notes	3.93	5/7/2025	405,000		401,026
BNP Paribas SA, Sr. Notes	1.68	6/30/2027	250,000	[a]	224,996
Citigroup, Inc., Sr. Unscd. Notes	4.65	7/30/2045	260,000		223,340
Citizens Bank NA, Sr. Unscd. Notes	3.75	2/18/2026	250,000		234,987
Commonwealth Bank of Australia, Covered Bonds	3.21	5/27/2025	420,000	[a]	407,512
Cooperatieve Rabobank UA, Sr. Notes	1.34	6/24/2026	280,000	[a]	261,068
ING Groep NV, Sr. Unscd. Notes	3.55	4/9/2024	200,000		198,440
Intesa Sanpaolo SpA, Sr. Notes	7.20	11/28/2033	300,000		304,196
JPMorgan Chase & Co., Sr. Unscd. Notes	3.70	5/6/2030	400,000		366,360
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	1/29/2027	255,000		246,760
JPMorgan Chase & Co., Sr. Unscd. Notes	4.45	12/5/2029	185,000		177,270
JPMorgan Chase & Co., Sr. Unscd. Notes	5.35	6/1/2034	590,000		576,396
Lloyds Banking Group PLC, Sr. Unscd. Notes	1.63	5/11/2027	280,000		252,829
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	75,000		73,289
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	300,000		284,917
NatWest Group PLC, Sr. Unscd. Notes	1.64	6/14/2027	200,000		179,571
NatWest Group PLC, Sr. Unscd. Notes	4.27	3/22/2025	250,000		248,449
Royal Bank of Canada, Sr. Unscd. Notes	2.55	7/16/2024	230,000		225,614

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.8% (continued)
Banks - 3.1% (continued)
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.81	4/23/2029	610,000		567,024
The Toronto-Dominion Bank, Sr. Unscd. Notes	5.52	7/17/2028	360,000		362,909
Truist Financial Corp., Sr. Unscd. Notes	2.50	8/1/2024	265,000		259,026
U.S. Bancorp, Sr. Unscd. Notes	2.40	7/30/2024	205,000		200,498
Wells Fargo & Co., Sr. Unscd. Notes	4.15	1/24/2029	405,000		383,628
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	320,000		307,283
				8,343,043
Beverage Products - .1%
Bacardi Ltd./Bacardi-Martini BV, Sr. Unscd. Notes	5.40	6/15/2033	191,000	[a]	185,395
Building Materials - .2%
Carrier Global Corp., Sr. Unscd. Notes	2.49	2/15/2027	395,000		361,932
Trane Technologies Financing Ltd., Gtd. Notes	5.25	3/3/2033	100,000		99,382
				461,314
Chemicals - .1%
Nutrien Ltd., Sr. Unscd. Notes	3.95	5/13/2050	220,000		163,513
The Sherwin-Williams Company, Sr. Unscd. Notes	2.30	5/15/2030	75,000		62,983
				226,496
Commercial Mortgage Pass-Through Certificates - .7%
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, (1 Month TSFR +1.12%)	6.44	12/15/2037	225,000	[a,b]	223,904
Citigroup Commercial Mortgage Trust, Ser. 2020-GC46, Cl. A2	2.71	2/15/2053	140,000		124,343
Commercial Mortgage Trust, Ser. 2014-UBS3, Cl. A3	3.55	6/10/2047	337,330		334,474
CSAIL Commercial Mortgage Trust, Ser. 2017-CX10, Cl. A4	3.19	11/15/2050	240,000		219,166
DBCG Mortgage Trust, Ser. 2017-BBG, Cl. A, (1 Month PRIME +0.70%)	8.50	6/15/2034	335,000	[a,b]	335,017
GS Mortgage Securities Trust, Ser. 2019-GC39, Cl. A3	3.31	5/10/2052	215,000		189,362
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	180,384	[a]	179,367
Wells Fargo Commercial Mortgage Trust, Ser. 2014-LC18, Cl. A4	3.15	12/15/2047	139,152		134,929
Wells Fargo Commercial Mortgage Trust, Ser. 2020-C56, CI. A5	2.45	6/15/2053	135,000		110,989

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.8% (continued)
Commercial Mortgage Pass-Through Certificates - .7% (continued)
WFRBS Commercial Mortgage Trust, Ser. 2014-C22, Cl. A4	3.49	9/15/2057	160,337		157,032
				2,008,583
Consumer Discretionary - .1%
Marriott International, Inc., Sr. Unscd. Notes, Ser. HH	2.85	4/15/2031	465,000		388,158
Diversified Financials - .7%
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	1.75	1/30/2026	225,000		205,830
Air Lease Corp., Sr. Unscd. Notes	1.88	8/15/2026	215,000		194,577
Air Lease Corp., Sr. Unscd. Notes	2.88	1/15/2026	135,000		127,075
American Express Co., Sr. Unscd. Notes	2.50	7/30/2024	300,000		293,845
Capital One Financial Corp., Sr. Unscd. Notes	6.31	6/8/2029	198,000		196,964
Discover Financial Services, Sr. Unscd. Notes	6.70	11/29/2032	342,000		339,652
Intercontinental Exchange, Inc., Sr. Unscd. Notes	4.35	6/15/2029	130,000		125,427
Nasdaq, Inc., Sr. Unscd. Notes	5.95	8/15/2053	140,000		141,939
USAA Capital Corp., Sr. Unscd. Notes	2.13	5/1/2030	165,000	[a]	135,183
				1,760,492
Electronic Components - .1%
Trimble, Inc., Sr. Unscd. Notes	6.10	3/15/2033	260,000		263,847
Energy - 1.0%
Cameron LNG LLC, Sr. Scd. Notes	3.30	1/15/2035	260,000	[a]	212,218
Cheniere Corpus Christi Holdings LLC, Sr. Scd. Notes	3.70	11/15/2029	285,000		259,845
EIG Pearl Holdings SARL, Sr. Scd. Bonds	3.55	8/31/2036	385,000	[a]	321,334
Enbridge, Inc., Gtd. Notes	5.70	3/8/2033	188,000		188,105
Energy Transfer LP, Sr. Unscd. Notes	4.90	2/1/2024	225,000		224,465
Enterprise Products Operating LLC, Gtd. Notes	2.80	1/31/2030	185,000		162,168
Enterprise Products Operating LLC, Gtd. Notes	3.30	2/15/2053	190,000		132,753
Equinor ASA, Gtd. Notes	3.25	11/18/2049	660,000		467,722
Kinder Morgan Energy Partners LP, Gtd. Notes	5.00	3/1/2043	140,000		117,536
Kinder Morgan Energy Partners LP, Gtd. Notes	6.55	9/15/2040	210,000		212,410
MPLX LP, Sr. Unscd. Notes	4.13	3/1/2027	110,000		105,701
MPLX LP, Sr. Unscd. Notes	5.20	3/1/2047	210,000		182,687
ONEOK, Inc., Gtd. Notes	5.65	11/1/2028	76,000		76,539

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 36.8% (continued)
Energy - 1.0% (continued)
Spectra Energy Partners LP, Gtd. Notes	4.75	3/15/2024	75,000	74,771
Western Midstream Operating LP, Sr. Unscd. Notes	6.15	4/1/2033	42,000	42,335
				2,780,589
Environmental Control - .3%
Republic Services, Inc., Sr. Unscd. Notes	2.38	3/15/2033	525,000	420,583
Republic Services, Inc., Sr. Unscd. Notes	2.50	8/15/2024	100,000	98,004
Waste Management, Inc., Gtd. Notes	2.00	6/1/2029	365,000	313,230
Waste Management, Inc., Gtd. Notes	3.15	11/15/2027	100,000	93,846
				925,663
Food Products - .2%
Conagra Brands, Inc., Sr. Unscd. Notes	1.38	11/1/2027	180,000	154,770
Kraft Heinz Foods Co., Gtd. Notes	4.38	6/1/2046	270,000	220,576
Mondelez International, Inc., Sr. Unscd. Notes	2.13	3/17/2024	151,000	149,431
				524,777
Foreign Governmental - .7%
British Columbia, Sr. Unscd. Bonds	2.25	6/2/2026	520,000	489,639
Hungary, Sr. Unscd. Notes	2.13	9/22/2031	200,000	[a] 154,542
Hungary, Sr. Unscd. Notes	5.25	6/16/2029	250,000	[a] 244,805
Italy, Sr. Unscd. Notes	1.25	2/17/2026	400,000	365,941
Italy, Sr. Unscd. Notes	2.88	10/17/2029	225,000	197,142
Mexico, Sr. Unscd. Notes	2.66	5/24/2031	310,000	254,128
Uruguay, Sr. Unscd. Bonds	4.38	1/23/2031	60,000	58,273
				1,764,470
Health Care - 1.5%
AbbVie, Inc., Sr. Unscd. Notes	3.20	11/21/2029	220,000	199,814
Amgen, Inc., Sr. Unscd. Notes	3.15	2/21/2040	255,000	188,216
Amgen, Inc., Sr. Unscd. Notes	5.65	3/2/2053	225,000	222,082
AstraZeneca PLC, Sr. Unscd. Notes	1.38	8/6/2030	160,000	128,821
Biogen, Inc., Sr. Unscd. Notes	2.25	5/1/2030	235,000	193,388
Bio-Rad Laboratories, Inc., Sr. Unscd. Notes	3.70	3/15/2032	430,000	369,197
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.20	6/15/2026	89,000	85,604
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.40	7/26/2029	25,000	23,221
Cencora, Inc., Sr. Unscd. Notes	3.25	3/1/2025	130,000	126,552
CVS Health Corp., Sr. Unscd. Notes	4.30	3/25/2028	50,000	48,403
CVS Health Corp., Sr. Unscd. Notes	5.05	3/25/2048	350,000	307,126

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.8% (continued)
Health Care - 1.5% (continued)
DH Europe Finance II SARL, Gtd. Notes	2.60	11/15/2029	180,000		157,669
GE HealthCare Technologies, Inc., Sr. Unscd. Notes	5.91	11/22/2032	380,000		387,947
Gilead Sciences, Inc., Sr. Unscd. Notes	3.65	3/1/2026	75,000		72,585
Gilead Sciences, Inc., Sr. Unscd. Notes	4.75	3/1/2046	110,000		99,020
Illumina, Inc., Sr. Unscd. Notes	5.75	12/13/2027	86,000		86,212
Laboratory Corp. of America Holdings, Sr. Unscd. Notes	3.60	2/1/2025	350,000		341,883
Medtronic, Inc., Gtd. Notes	4.63	3/15/2045	50,000		45,556
Merck & Co., Inc., Sr. Unscd. Notes	3.40	3/7/2029	60,000		56,292
Pfizer, Inc., Sr. Unscd. Notes	3.45	3/15/2029	55,000		51,827
Regeneron Pharmaceuticals, Inc., Sr. Unscd. Notes	1.75	9/15/2030	112,000		88,976
Royalty Pharma PLC, Gtd. Notes	2.15	9/2/2031	325,000		254,110
The Cigna Group, Gtd. Notes	4.38	10/15/2028	295,000		284,731
UnitedHealth Group, Inc., Sr. Unscd. Notes	2.88	8/15/2029	150,000		135,287
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.75	7/15/2045	155,000		141,708
				4,096,227
Industrial - .1%
GE Capital Funding LLC, Gtd. Notes	4.55	5/15/2032	247,000		232,448
Insurance - .9%
American International Group, Inc., Sr. Unscd. Notes	4.38	6/30/2050	200,000		162,893
Five Corners Funding Trust II, Sr. Unscd. Notes	2.85	5/15/2030	260,000	[a]	222,442
Jackson Financial, Inc., Sr. Unscd. Notes	3.13	11/23/2031	195,000		155,351
Massachusetts Mutual Life Insurance Co., Sub. Notes	3.38	4/15/2050	225,000	[a]	152,113
MassMutual Global Funding II, Scd. Notes	2.95	1/11/2025	200,000	[a]	194,665
Metropolitan Life Global Funding I, Sr. Scd. Notes	3.00	9/19/2027	545,000	[a]	501,125
New York Life Insurance Co., Sub. Notes	3.75	5/15/2050	205,000	[a]	149,657
Pacific Life Global Funding II, Scd. Notes	1.20	6/24/2025	375,000	[a]	351,481
Pacific Life Global Funding II, Scd. Notes	1.38	4/14/2026	270,000	[a]	246,422
Pricoa Global Funding I, Scd. Notes	2.40	9/23/2024	155,000	[a]	151,069

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 36.8% (continued)
Insurance - .9% (continued)
Principal Financial Group, Inc., Gtd. Notes	4.30	11/15/2046	125,000	97,520
				2,384,738
Internet Software & Services - .1%
Meta Platforms, Inc., Sr. Unscd. Notes	5.60	5/15/2053	225,000	228,771
Media - .3%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	4.91	7/23/2025	185,000	182,012
Comcast Corp., Gtd. Notes	2.65	2/1/2030	335,000	293,067
Comcast Corp., Gtd. Notes	2.89	11/1/2051	210,000	132,406
Comcast Corp., Gtd. Notes	6.50	11/15/2035	43,000	46,949
The Walt Disney Company, Gtd. Notes	6.65	11/15/2037	245,000	275,146
				929,580
Metals & Mining - .2%
Anglo American Capital PLC, Gtd. Notes	2.63	9/10/2030	400,000	[a] 330,630
Glencore Funding LLC, Gtd. Notes	2.63	9/23/2031	415,000	[a] 334,150
				664,780
Municipal Securities - .6%
California, GO, Ser. A	2.38	10/1/2026	230,000	215,260
Central Florida Tourism Oversight District, GO, Refunding, Ser. A	2.40	6/1/2032	65,000	52,222
Central Florida Tourism Oversight District, GO, Refunding, Ser. A	2.45	6/1/2033	65,000	51,095
Central Florida Tourism Oversight District, GO, Refunding, Ser. A	2.50	6/1/2034	50,000	38,500
Connecticut, GO, Ser. A	2.10	7/1/2025	40,000	38,115
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. C	2.92	11/1/2050	160,000	109,109
Honolulu City & County Wastewater System, Revenue Bonds, Refunding, Ser. B	2.50	7/1/2027	25,000	23,074
Los Angeles Department of Water & Power, Revenue Bonds (Build America Bonds)	5.72	7/1/2039	120,000	122,326
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. B	2.44	10/15/2027	115,000	105,278
Metropolitan Transportation Authority, Revenue Bonds (Build America Bonds)	6.55	11/15/2031	225,000	232,710

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.8% (continued)
Municipal Securities - .6% (continued)
Metropolitan Transportation Authority, Revenue Bonds (Build America Bonds) Ser. A2	6.09	11/15/2040	10,000		10,370
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. C	2.55	10/1/2028	250,000		225,653
New York City, GO (Build America Bonds) Ser. D	5.99	12/1/2036	135,000		139,421
Wisconsin, Revenue Bonds, Refunding, Ser. A	2.20	5/1/2027	135,000		124,173
				1,487,306
Real Estate - 1.0%
Alexandria Real Estate Equities, Inc., Gtd. Notes	3.80	4/15/2026	225,000		216,680
American Homes 4 Rent LP, Sr. Unscd. Notes	2.38	7/15/2031	90,000		70,695
American Tower Corp., Sr. Unscd. Notes	5.55	7/15/2033	240,000		237,492
AvalonBay Communities, Inc., Sr. Unscd. Notes	3.30	6/1/2029	215,000		194,413
Crown Castle, Inc., Sr. Unscd. Notes	2.25	1/15/2031	740,000		592,545
Healthcare Realty Holdings LP, Gtd. Notes	3.10	2/15/2030	235,000		199,585
Prologis LP, Sr. Unscd. Notes	2.13	4/15/2027	40,000		36,243
Prologis LP, Sr. Unscd. Notes	2.25	4/15/2030	120,000		100,273
Realty Income Corp., Sr. Unscd. Notes	2.85	12/15/2032	225,000		182,321
SBA Tower Trust, Asset Backed Notes	2.84	1/15/2025	210,000	[a]	202,212
Simon Property Group LP, Sr. Unscd. Notes	3.50	9/1/2025	230,000		221,955
WP Carey, Inc., Sr. Unscd. Notes	2.25	4/1/2033	295,000		218,427
WP Carey, Inc., Sr. Unscd. Notes	2.40	2/1/2031	175,000		141,464
				2,614,305
Retailing - .2%
7-Eleven, Inc., Sr. Unscd. Notes	2.80	2/10/2051	280,000	[a]	165,172
Dollar General Corp., Sr. Unscd. Notes	3.50	4/3/2030	200,000		178,682
Dollar Tree, Inc., Sr. Unscd. Notes	4.20	5/15/2028	110,000		104,685
Lowe's Cos., Inc., Sr. Unscd. Notes	5.63	4/15/2053	230,000		223,956
				672,495
Semiconductors & Semiconductor Equipment - .2%
Broadcom, Inc., Sr. Unscd. Notes	3.42	4/15/2033	225,000	[a]	189,198

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 36.8% (continued)
Semiconductors & Semiconductor Equipment - .2% (continued)
NXP BV/ NXP Funding LLC/ NXP USA, Inc., Gtd. Notes	2.65	2/15/2032	410,000	330,691
				519,889
Supranational Bank - ..4%
Asian Development Bank, Sr. Unscd. Notes	4.00	1/12/2033	520,000	500,238
International Finance Facility for Immunisation Co., Sr. Unscd. Notes	1.00	4/21/2026	560,000	511,926
				1,012,164
Technology Hardware & Equipment - .1%
Dell International LLC/EMC Corp., Sr. Unscd. Notes	6.02	6/15/2026	68,000	68,758
Hewlett Packard Enterprise Co., Sr. Unscd. Notes	4.90	10/15/2025	105,000	103,995
				172,753
Telecommunication Services - .6%
AT&T, Inc., Sr. Unscd. Notes	2.55	12/1/2033	438,000	341,111
Sprint Spectrum Co. LLC/ Sprint Spectrum Co. II LLC/ Sprint Spectrum Co. III LLC, Sr. Scd. Notes	4.74	3/20/2025	75,000	[a] 74,390
Telefonica Emisiones SA, Gtd. Notes	5.21	3/8/2047	150,000	128,852
T-Mobile USA, Inc., Gtd. Notes	2.55	2/15/2031	155,000	128,536
T-Mobile USA, Inc., Gtd. Notes	3.88	4/15/2030	270,000	248,067
T-Mobile USA, Inc., Gtd. Notes	5.20	1/15/2033	180,000	177,305
Verizon Communications, Inc., Sr. Unscd. Notes	2.36	3/15/2032	51,000	40,704
Verizon Communications, Inc., Sr. Unscd. Notes	3.88	2/8/2029	140,000	132,454
Verizon Communications, Inc., Sr. Unscd. Notes	4.02	12/3/2029	495,000	464,932
				1,736,351
Transportation - .4%
Canadian Pacific Railway Co., Gtd. Notes	2.45	12/2/2031	130,000	117,917
Canadian Pacific Railway Co., Gtd. Notes	3.00	12/2/2041	125,000	109,966
CSX Corp., Sr. Unscd. Notes	2.60	11/1/2026	380,000	355,696
CSX Corp., Sr. Unscd. Notes	3.35	11/1/2025	205,000	197,789
FedEx Corp., Gtd. Notes	4.40	1/15/2047	205,000	167,620
Ryder System, Inc., Sr. Unscd. Notes	5.25	6/1/2028	158,000	157,270
				1,106,258

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.8% (continued)
U.S. Government Agencies Collateralized Mortgage Obligations - .4%
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A2C	2.75	9/25/2029	265,000	[c]	232,148
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C	2.75	11/25/2029	255,000	[c]	217,879
Government National Mortgage Association, Ser. 2022-173, Cl. PQ	5.00	6/20/2051	478,962		465,632
Government National Mortgage Association, Ser. 2022-177, CI. PL	6.00	6/20/2051	246,616		249,748
				1,165,407
U.S. Government Agencies Collateralized Municipal-Backed Securities - .6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K089, Cl. A2	3.56	1/25/2029	560,000	[c]	527,813
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K090, Cl. A2	3.42	2/25/2029	545,000	[c]	509,821
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K095, Cl. A2	2.79	6/25/2029	515,000	[c]	464,233
				1,501,867
U.S. Government Agencies Mortgage-Backed - 10.1%
Federal Home Loan Mortgage Corp.:
2.00%, 9/1/2050-12/1/2051			2,407,288	[c]	1,880,194
2.50%, 11/1/2027-9/1/2050			1,291,039	[c]	1,061,233
3.00%, 6/1/2031-12/1/2046			483,873	[c]	426,469
3.50%, 4/1/2035-9/1/2049			1,273,075	[c]	1,171,016
5.50%, 1/1/2036-8/1/2053			985,160	[c]	979,146
Federal National Mortgage Association:
1.50%, 3/1/2051			488,721	[c]	361,497
2.00%, 8/1/2036-12/1/2051			5,802,010	[c]	4,591,109
2.50%, 9/1/2028-1/1/2052			3,873,436	[c]	3,196,078
3.00%, 6/1/2028-12/1/2050			3,213,758	[c]	2,835,499
3.50%, 8/1/2034-10/1/2050			3,080,494	[c]	2,786,571
4.00%, 7/1/2042-8/1/2052			3,871,010	[c]	3,554,426
4.50%, 2/1/2039-10/1/2052			2,230,992	[c]	2,121,560
5.00%, 4/1/2035-12/1/2048			246,695	[c]	244,329
5.50%, 9/1/2034-5/1/2039			21,750	[c]	22,093

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.8% (continued)
U.S. Government Agencies Mortgage-Backed - 10.1% (continued)
8.00%, 3/1/2030			70	[c]	70
Government National Mortgage Association I:
5.50%, 4/15/2033			7,196		7,190
Government National Mortgage Association II:
3.00%, 1/20/2045-9/20/2051			1,253,089		1,090,910
3.50%, 7/20/2047-2/20/2052			790,909		710,891
4.00%, 10/20/2047-1/20/2048			191,453		179,526
4.50%, 7/20/2048			61,438		58,935
				27,278,742
U.S. Treasury Securities - 8.7%
U.S. Treasury Bonds	1.75	8/15/2041	5,675,000		3,654,057
U.S. Treasury Bonds	2.25	2/15/2052	6,280,000		4,002,028
U.S. Treasury Bonds	2.38	5/15/2051	2,353,000		1,546,362
U.S. Treasury Bonds	2.88	5/15/2043	940,000		718,513
U.S. Treasury Inflation Indexed Notes	0.13	4/15/2027	599,560	[d]	555,516
U.S. Treasury Notes	0.88	9/30/2026	1,125,000		1,019,421
U.S. Treasury Notes	1.13	1/15/2025	1,850,000		1,770,074
U.S. Treasury Notes	2.38	5/15/2029	880,000		796,125
U.S. Treasury Notes	3.63	5/31/2028	2,250,000		2,186,323
U.S. Treasury Notes	3.63	3/31/2030	915,000		877,221
U.S. Treasury Notes	4.13	7/31/2028	2,034,000		2,017,355
U.S. Treasury Notes	4.75	7/31/2025	4,500,000		4,492,969
				23,635,964
Utilities - .9%
American Electric Power Co., Inc., Sr. Unscd. Notes	3.25	3/1/2050	155,000		101,975
Berkshire Hathaway Energy Co., Sr. Unscd. Notes	3.25	4/15/2028	95,000		87,737
Consolidated Edison Company of New York, Inc., Sr. Unscd. Debs., Ser. 20A	3.35	4/1/2030	170,000		153,200
Dominion Energy, Inc., Sr. Unscd. Notes	3.90	10/1/2025	165,000		160,163
Duke Energy Corp., Sr. Unscd. Notes	3.15	8/15/2027	275,000		255,286
Electricite de France SA, Sr. Unscd. Notes	6.25	5/23/2033	200,000	[a]	206,781
Eversource Energy, Sr. Unscd. Notes, Ser. O	4.25	4/1/2029	215,000		203,418
Kentucky Utilities Co., First Mortgage Bonds	4.38	10/1/2045	105,000		84,524
Louisville Gas & Electric Co., First Mortgage Bonds	4.38	10/1/2045	125,000		100,718
NiSource, Inc., Sr. Unscd. Notes	5.25	3/30/2028	25,000		24,986

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 36.8% (continued)
Utilities - .9% (continued)
NiSource, Inc., Sr. Unscd. Notes	5.65	2/1/2045	230,000	218,857
NRG Energy, Inc., Sr. Scd. Notes	2.45	12/2/2027	440,000	[a] 385,898
Sempra, Sr. Unscd. Notes	3.40	2/1/2028	100,000	92,757
Sierra Pacific Power Co., Mortgage Notes, Ser. P	6.75	7/1/2037	25,000	26,645
Southern California Edison Co., First Mortgage Bonds	3.65	2/1/2050	40,000	28,330
Southern California Edison Co., First Mortgage Bonds, Ser. A	4.20	3/1/2029	235,000	223,078
The AES Corp., Sr. Unscd. Notes	5.45	6/1/2028	132,000	130,902
				2,485,255
Total Bonds and Notes (cost $111,608,581)			99,734,221
Description			Shares	Value ($)
Common Stocks - 56.5%
Advertising - .8%
Omnicom Group, Inc.			9,218	743,247
Publicis Groupe SA			7,278	614,597
The Interpublic Group of Companies, Inc.			23,762	730,444
				2,088,288
Aerospace & Defense - 1.3%
BAE Systems PLC			16,870	223,624
Howmet Aerospace, Inc.			21,322	1,121,537
Melrose Industries PLC			16,118	105,526
Northrop Grumman Corp.			2,514	1,194,552
The Boeing Company			3,570	[e] 826,919
				3,472,158
Agriculture - .5%
British American Tobacco PLC			7,972	252,814
Bunge Global SA			5,642	619,887
Philip Morris International, Inc.			4,843	452,142
				1,324,843
Automobiles & Components - .5%
Cie Generale des Etablissements Michelin SCA			10,708	359,111
Daimler Truck Holding AG			2,279	73,999
General Motors Co.			11,696	369,594
Mercedes-Benz Group AG			7,349	476,603
				1,279,307
Banks - 1.5%
BNP Paribas SA			9,150	575,376
ING Groep NV			35,122	492,330
JPMorgan Chase & Co.			16,361	2,553,625

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 56.5% (continued)
Banks - 1.5% (continued)
Mizuho Financial Group, Inc.	6,300	106,742
Sumitomo Mitsui Financial Group, Inc.	9,100	445,486
		4,173,559
Beverage Products - .4%
Diageo PLC	14,411	502,768
The Coca-Cola Company	8,749	511,292
		1,014,060
Building Materials - 1.0%
CRH PLC	16,736	1,050,184
CRH PLC	6,370	400,964
Trane Technologies PLC	6,140	1,384,017
		2,835,165
Chemicals - .6%
CF Industries Holdings, Inc.	13,574	1,020,086
Evonik Industries AG	11,173	208,575
Vulcan Materials Co.	1,727	368,818
Yara International ASA	2,525	85,482
		1,682,961
Commercial & Professional Services - 1.7%
Ashtead Group PLC	2,546	153,092
Block, Inc.	22,820	[e] 1,447,473
Brambles Ltd.	10,236	90,224
Cintas Corp.	1,885	1,042,876
CoStar Group, Inc.	21,584	[e] 1,792,335
		4,526,000
Consumer Discretionary - 1.3%
Aristocrat Leisure Ltd.	2,074	55,624
Bunzl PLC	2,364	89,593
Dolby Laboratories, Inc., Cl. A	6,197	533,748
Ferguson PLC	665	112,329
International Game Technology PLC	20,972	560,582
ITOCHU Corp.	10,800	417,985
Las Vegas Sands Corp.	18,057	832,789
Peloton Interactive, Inc., Cl. A	43,385	[e] 245,559
Planet Fitness, Inc., Cl. A	8,190	[e] 556,429
Sony Group Corp.	2,400	207,527
		3,612,165
Consumer Durables & Apparel - .2%
Burberry Group PLC	9,047	167,152
LVMH Moet Hennessy Louis Vuitton SE	393	300,601
		467,753

Description	Shares	Value ($)
Common Stocks - 56.5% (continued)
Consumer Staples - .4%
Haleon PLC	21,596	89,984
Kenvue, Inc.	41,860	855,618
Unilever PLC	1,638	77,949
		1,023,551
Diversified Financials - 2.2%
Ameriprise Financial, Inc.	1,285	454,260
ASX Ltd.	10,246	393,204
CME Group, Inc.	6,608	1,442,923
LPL Financial Holdings, Inc.	2,156	479,279
Morgan Stanley	9,561	758,570
Singapore Exchange Ltd.	28,700	202,318
The Goldman Sachs Group, Inc.	3,233	1,104,199
Voya Financial, Inc.	14,772	1,056,346
		5,891,099
Electronic Components - .9%
AMETEK, Inc.	8,821	1,369,284
Casio Computer Co. Ltd.	15,600	131,420
Eaton Corp. PLC	2,559	582,659
Hubbell, Inc.	1,562	468,600
		2,551,963
Energy - 3.9%
BP PLC	32,854	198,714
ConocoPhillips	14,168	1,637,396
Diamondback Energy, Inc.	2,679	413,664
Eni SpA	13,099	216,269
EQT Corp.	72,525	2,898,099
Marathon Oil Corp.	14,573	370,591
Marathon Petroleum Corp.	5,344	797,271
Occidental Petroleum Corp.	20,819	1,231,444
OMV AG	4,276	182,221
Phillips 66	6,217	801,309
Schlumberger NV	24,697	1,285,232
Shell PLC	16,843	544,344
		10,576,554
Environmental Control - .5%
Veralto Corp.	11,874	[e] 917,267
Waste Connections, Inc.	3,968	537,624
		1,454,891
Financials - .4%
Ares Management Corp., Cl. A	10,370	1,164,033
Food Products - .4%
Koninklijke Ahold Delhaize NV	7,368	213,013
Mondelez International, Inc., Cl. A	6,351	451,302

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 56.5% (continued)
Food Products - .4% (continued)
Tate & Lyle PLC	35,667		277,822
		942,137
Health Care - 9.8%
AbbVie, Inc.	5,451		776,168
Alcon, Inc.	5,824		440,469
Align Technology, Inc.	3,302	[e]	705,968
Alnylam Pharmaceuticals, Inc.	4,320	[e]	726,840
Bayer AG	11,000		375,489
Becton, Dickinson and Co.	5,372		1,268,759
Biogen, Inc.	1,194	[e]	279,492
BioMarin Pharmaceutical, Inc.	12,213	[e]	1,112,360
Bio-Techne Corp.	10,511		661,142
Boston Scientific Corp.	33,156	[e]	1,853,089
Centene Corp.	11,031	[e]	812,764
Danaher Corp.	12,415		2,772,394
DexCom, Inc.	12,527	[e]	1,447,119
Eli Lilly & Co.	1,903		1,124,749
Euroapi SA	191	[e]	1,081
FUJIFILM Holdings Corp.	1,900		110,981
Globus Medical, Inc., Cl. A	9,392	[e]	421,889
GSK PLC	18,471		330,986
Illumina, Inc.	10,240	[e]	1,043,968
Intuitive Surgical, Inc.	4,172	[e]	1,296,824
Medtronic PLC	21,350		1,692,415
Novartis AG	979		95,161
Regeneron Pharmaceuticals, Inc.	1,015	[e]	836,167
Repligen Corp.	3,593	[e]	564,999
Roche Holding AG	1,888		508,921
Sanofi SA	5,350		497,674
Sanofi, ADR	17,953		839,303
Sarepta Therapeutics, Inc.	8,522	[e]	692,668
Shionogi & Co. Ltd.	2,000		94,132
Sonova Holding AG	944		271,978
UnitedHealth Group, Inc.	4,238		2,343,487
Zoetis, Inc.	3,002		530,363
		26,529,799
Industrial - .7%
ACS Actividades de Construccion y Servicios SA	3,356		133,883
Ingersoll Rand, Inc.	18,179		1,298,526
Mitsubishi Electric Corp.	6,700		90,788
Vinci SA	2,283		279,071
		1,802,268

Description	Shares		Value ($)
Common Stocks - 56.5% (continued)
Information Technology - 6.2%
Akamai Technologies, Inc.	5,731	[e]	662,102
Ansys, Inc.	3,625	[e]	1,063,430
Bill Holdings, Inc.	4,915	[e]	321,785
CACI International, Inc., Cl. A	1,801	[e]	578,031
Dynatrace, Inc.	12,061	[e]	645,867
HubSpot, Inc.	2,486	[e]	1,227,910
International Business Machines Corp.	4,679		741,902
Microsoft Corp.	20,232		7,666,107
MongoDB, Inc.	1,591	[e]	661,442
Roper Technologies, Inc.	2,416		1,300,412
Snowflake, Inc., Cl. A	4,325	[e]	811,716
Twilio, Inc., Cl. A	16,840	[e]	1,089,211
		16,769,915
Insurance - 3.8%
Allianz SE	850		213,357
American International Group, Inc.	16,141		1,062,239
Aon PLC, Cl. A	2,347		770,966
Assurant, Inc.	6,928		1,164,043
AXA SA	4,700		146,291
Berkshire Hathaway, Inc., Cl. B	7,364	[e]	2,651,040
Hiscox Ltd.	25,195		323,163
Muenchener Rueckversicherungs-Gesellschaft AG	329		139,952
RenaissanceRe Holdings Ltd.	5,760		1,234,714
The Allstate Corp.	8,389		1,156,591
The Progressive Corp.	3,212		526,864
Willis Towers Watson PLC	3,373		830,770
		10,219,990
Internet Software & Services - 6.3%
Alphabet, Inc., Cl. A	4,310	[e]	571,204
Alphabet, Inc., Cl. C	46,149	[e]	6,180,274
Amazon.com, Inc.	46,374	[e]	6,774,778
Chewy, Inc., Cl. A	13,195	[e]	229,857
Meta Platforms, Inc., Cl. A	930	[e]	304,250
Shopify, Inc., Cl. A	26,565	[e]	1,934,463
Trend Micro, Inc.	1,100		55,749
Uber Technologies, Inc.	20,148	[e]	1,135,944
		17,186,519
Media - .5%
Netflix, Inc.	1,462	[e]	692,944
The Walt Disney Company	7,696		713,342
		1,406,286

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 56.5% (continued)
Metals & Mining - ..9%
Alcoa Corp.	24,762	665,107
Freeport-McMoRan, Inc.	25,008	933,299
Newmont Corp.	11,006	442,331
Rio Tinto PLC	3,983	271,480
		2,312,217
Real Estate - .1%
Klepierre SA	4,781	120,215
Sun Hung Kai Properties Ltd.	15,500	152,097
		272,312
Retailing - .7%
Lululemon Athletica, Inc.	1,157	[e] 516,948
Restaurant Brands International, Inc.	7,788	553,571
RH	1,555	[e] 419,803
Ross Stores, Inc.	3,035	395,703
		1,886,025
Semiconductors & Semiconductor Equipment - 4.0%
Advantest Corp.	2,800	88,404
Applied Materials, Inc.	11,480	1,719,474
ASML Holding NV	570	386,537
Intel Corp.	25,228	1,127,692
Lam Research Corp.	843	603,521
Micron Technology, Inc.	11,107	845,465
NVIDIA Corp.	11,926	5,577,790
Renesas Electronics Corp.	10,900	[e] 191,408
STMicroelectronics NV	1,848	87,412
Tokyo Electron Ltd.	1,200	194,456
		10,822,159
Technology Hardware & Equipment - 2.9%
Apple, Inc.	40,624	7,716,529
Fujitsu Ltd.	1,100	156,698
		7,873,227
Telecommunication Services - .8%
AT&T, Inc.	41,646	690,074
Cisco Systems, Inc.	16,026	775,338
Nippon Telegraph & Telephone Corp.	190,000	221,833
Orange SA	44,060	542,132
		2,229,377
Transportation - .5%
AP Moller - Maersk A/S, Cl. B	39	61,501
DHL Group	5,345	250,408
FedEx Corp.	3,606	933,341

Description		Shares	Value ($)
Common Stocks - 56.5% (continued)
Transportation - .5% (continued)
Kuehne + Nagel International AG		791	228,710
			1,473,960
Utilities - .8%
Constellation Energy Corp.		10,600	1,283,024
Dominion Energy, Inc.		12,186	552,513
Enel SpA		25,892	182,798
SSE PLC		10,197	235,901
			2,254,236
Total Common Stocks (cost $117,167,573)		153,118,777
	Preferred Dividend Yield (%)
Preferred Stocks - .1%
Automobiles & Components - .1%
Volkswagen AG (cost $262,276)	23.95	1,687	195,419

Exchange-Traded Funds - 4.5%
Registered Investment Companies - 4.5%
iShares Core U.S. Aggregate Bond ETF		97,733	9,407,779
iShares MSCI EAFE ETF		5,516	399,469
SPDR S&P 500 ETF Trust		5,564	2,539,410
Total Exchange-Traded Funds (cost $12,057,667)		12,346,658

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,791,114)	5.41	4,791,114	[f] 4,791,114
Total Investments (cost $245,887,211)		99.7%	270,186,189
Cash and Receivables (Net)		0.3%	759,161
Net Assets		100.0%	270,945,350

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GO—General Obligation

PRIME—Prime Lending Rate

SPDR—Standard & Poor's Depository Receipt

TSFR—Term Secured Overnight Financing Rate Reference Rates

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2023, these securities were valued at $9,035,811 or 3.33% of net assets.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Non-income producing security.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Non-cyclical	14.8
Financial	13.6
Technology	13.3
Mortgage Securities	11.8
Government	10.3
Communications	9.5
Industrial	6.6
Investment Companies	6.3
Energy	4.9
Consumer, Cyclical	3.5
Utilities	1.8
Basic Materials	1.7
Asset Backed Securities	1.6
99.7

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 11/30/2022	Purchases ($)†	Sales ($)	Value ($) 11/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.8%	17,486,986	75,644,347	(88,340,219)	4,791,114	705,981
Investment of Cash Collateral for Securities Loaned - .0%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	-	37,705,513	(37,705,513)	-	10,560	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	4,696,375	59,236,033	(63,932,408)	-	8,421	†††
Total - 1.8%	22,183,361	172,585,893	(189,978,140)	4,791,114	724,962

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	241,096,097	265,395,075
Affiliated issuers	4,791,114	4,791,114
Cash		5,169,330
Cash denominated in foreign currency	44,243	44,477
Receivable for investment securities sold		948,466
Dividends, interest and securities lending income receivable		887,550
Tax reclaim receivable—Note 1(b)		65,771
Receivable for shares of Beneficial Interest subscribed		7,700
Prepaid expenses		89,442
		277,398,925
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		237,495
Payable for investment securities purchased		5,887,147
Payable for shares of Beneficial Interest redeemed		228,481
Trustees’ fees and expenses payable		4,369
Cash collateral payable to broker—Note 4		626
Other accrued expenses		95,457
		6,453,575
Net Assets ($)		270,945,350
Composition of Net Assets ($):
Paid-in capital		238,266,393
Total distributable earnings (loss)		32,678,957
Net Assets ($)		270,945,350

Net Asset Value Per Share	Class A	Class C	Class I	Class J	Class Y	Class Z
Net Assets ($)	209,736,525	8,279,029	11,645,373	11,441,426	10,870	29,832,127
Shares Outstanding	9,416,331	375,869	525,300	512,677	484.75	1,348,039
Net Asset Value Per Share ($)	22.27	22.03	22.17	22.32	22.42	22.13

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2023

Investment Income ($):
Income:
Interest	3,231,827
Dividends (net of $85,958 foreign taxes withheld at source):
Unaffiliated issuers	2,461,641
Affiliated issuers	705,981
Income from securities lending—Note 1(c)	18,981
Total Income	6,418,430
Expenses:
Management fee—Note 3(a)	2,179,517
Shareholder servicing costs—Note 3(c)	791,715
Professional fees	147,811
Registration fees	105,426
Distribution fees—Note 3(b)	63,561
Prospectus and shareholders’ reports	41,448
Custodian fees—Note 3(c)	29,282
Chief Compliance Officer fees—Note 3(c)	26,295
Trustees’ fees and expenses—Note 3(d)	24,193
Loan commitment fees—Note 2	7,472
Miscellaneous	51,758
Total Expenses	3,468,478
Less—reduction in expenses due to undertaking—Note 3(a)	(371,079)
Less—reduction in fees due to earnings credits—Note 3(c)	(79,214)
Net Expenses	3,018,185
Net Investment Income	3,400,245
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	10,061,250
Net realized gain (loss) on futures	(343,854)
Net Realized Gain (Loss)	9,717,396
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	9,600,539
Net change in unrealized appreciation (depreciation) on futures	(32,617)
Net Change in Unrealized Appreciation (Depreciation)	9,567,922
Net Realized and Unrealized Gain (Loss) on Investments	19,285,318
Net Increase in Net Assets Resulting from Operations	22,685,563

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2023	2022
Operations ($):
Net investment income	3,400,245	1,891,563
Net realized gain (loss) on investments	9,717,396	8,763,796
Net change in unrealized appreciation (depreciation) on investments	9,567,922	(49,522,630)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,685,563	(38,867,271)
Distributions ($):
Distributions to shareholders:
Class A	(10,562,385)	(31,807,038)
Class C	(376,497)	(1,447,367)
Class I	(615,559)	(1,999,524)
Class J	(646,863)	(1,799,186)
Class Y	(107,350)	(747,510)
Class Z	(1,516,127)	(4,321,966)
Total Distributions	(13,824,781)	(42,122,591)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	7,672,864	8,989,661
Class C	953,068	618,498
Class I	3,135,806	5,201,109
Class J	59,309	41,136
Class Y	10,000	-
Class Z	2,359,838	645,049
Distributions reinvested:
Class A	9,987,537	29,859,381
Class C	375,738	1,441,372
Class I	580,074	1,886,183
Class J	626,276	1,736,746
Class Y	107,277	747,510
Class Z	1,451,765	4,132,487
Cost of shares redeemed:
Class A	(30,385,128)	(34,227,526)
Class C	(2,297,330)	(3,018,461)
Class I	(4,400,153)	(7,399,919)
Class J	(2,056,428)	(844,816)
Class Y	(2,306,701)	(3,917,605)
Class Z	(4,396,662)	(2,747,327)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(18,522,850)	3,143,478
Total Increase (Decrease) in Net Assets	(9,662,068)	(77,846,384)
Net Assets ($):
Beginning of Period	280,607,418	358,453,802
End of Period	270,945,350	280,607,418

	Year Ended November 30,
	2023	2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	361,338	387,537
Shares issued for distributions reinvested	485,337	1,205,330
Shares redeemed	(1,424,499)	(1,539,428)
Net Increase (Decrease) in Shares Outstanding	(577,824)	53,439
Class Cb
Shares sold	45,344	26,573
Shares issued for distributions reinvested	18,336	58,418
Shares redeemed	(109,190)	(134,278)
Net Increase (Decrease) in Shares Outstanding	(45,510)	(49,287)
Class Ia
Shares sold	145,946	226,337
Shares issued for distributions reinvested	28,395	76,513
Shares redeemed	(208,503)	(337,657)
Net Increase (Decrease) in Shares Outstanding	(34,162)	(34,807)
Class J
Shares sold	2,744	1,789
Shares issued for distributions reinvested	30,447	70,013
Shares redeemed	(97,102)	(37,301)
Net Increase (Decrease) in Shares Outstanding	(63,911)	34,501
Class Y
Shares sold	485	-
Shares issued for distributions reinvested	5,225	30,109
Shares redeemed	(115,740)	(156,266)
Net Increase (Decrease) in Shares Outstanding	(110,030)	(126,157)
Class Z
Shares sold	110,018	28,932
Shares issued for distributions reinvested	71,131	167,847
Shares redeemed	(208,476)	(126,030)
Net Increase (Decrease) in Shares Outstanding	(27,327)	70,749

[a]	During the period ended November 30, 2022, 4,285 Class A shares representing $89,851 were exchanged for 4,310 Class I shares.
[b]

During the period ended November 30, 2023, 4,297 Class C shares representing $90,019 were automatically converted to 4,267 Class A shares and during the period November 30, 2022, 8,120 Class C shares representing $217,284 were automatically converted to 8,077 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	21.55	27.39	24.82	23.32	23.22
Investment Operations:
Net investment income[a]	.26	.13	.06	.16	.29
Net realized and unrealized gain (loss) on investments	1.53	(2.78)	3.49	2.16	1.76
Total from Investment Operations	1.79	(2.65)	3.55	2.32	2.05
Distributions:
Dividends from net investment income	(.16)	(.07)	(.16)	(.30)	(.26)
Dividends from net realized gain on investments	(.91)	(3.12)	(.82)	(.52)	(1.69)
Total Distributions	(1.07)	(3.19)	(.98)	(.82)	(1.95)
Net asset value, end of period	22.27	21.55	27.39	24.82	23.32
Total Return (%)[b]	8.72	(11.11)	14.83	10.32	10.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29	1.24	1.22	1.24	1.24
Ratio of net expenses to average net assets	1.12	1.15	1.17	1.20	1.20
Ratio of net investment income to average net assets	1.23	.60	.22	.72	1.32
Portfolio Turnover Rate	71.50	68.43	79.60	95.62[c]	109.36
Net Assets, end of period ($ x 1,000)	209,737	215,328	272,320	248,370	246,554

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

	Year Ended November 30,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	21.32	27.25	24.72	23.24	23.16
Investment Operations:
Net investment income (loss)[a]	.10	(.03)	(.14)	(.01)	.12
Net realized and unrealized gain (loss) on investments	1.52	(2.78)	3.49	2.15	1.78
Total from Investment Operations	1.62	(2.81)	3.35	2.14	1.90
Distributions:
Dividends from net investment income	-	-	-	(.14)	(.13)
Dividends from net realized gain on investments	(.91)	(3.12)	(.82)	(.52)	(1.69)
Total Distributions	(.91)	(3.12)	(.82)	(.66)	(1.82)
Net asset value, end of period	22.03	21.32	27.25	24.72	23.24
Total Return (%)[b]	7.99	(11.82)	13.96	9.48	9.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.06	2.02	1.99	2.01	2.01
Ratio of net expenses to average net assets	1.87	1.90	1.92	1.95	1.95
Ratio of net investment income (loss) to average net assets	.48	(.15)	(.53)	(.02)	.57
Portfolio Turnover Rate	71.50	68.43	79.60	95.62[c]	109.36
Net Assets, end of period ($ x 1,000)	8,279	8,982	12,826	12,737	12,838

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	21.46	27.36	24.79	23.29	23.30
Investment Operations:
Net investment income[a]	.31	.19	.12	.21	.33
Net realized and unrealized gain (loss) on investments	1.52	(2.78)	3.49	2.17	1.77
Total from Investment Operations	1.83	(2.59)	3.61	2.38	2.10
Distributions:
Dividends from net investment income	(.21)	(.19)	(.22)	(.36)	(.42)
Dividends from net realized gain on investments	(.91)	(3.12)	(.82)	(.52)	(1.69)
Total Distributions	(1.12)	(3.31)	(1.04)	(.88)	(2.11)
Net asset value, end of period	22.17	21.46	27.36	24.79	23.29
Total Return (%)	9.01	(10.90)	15.13	10.61	10.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.01	.98	1.00	1.01
Ratio of net expenses to average net assets	.87	.90	.92	.95	.95
Ratio of net investment income to average net assets	1.48	.85	.47	.96	1.59
Portfolio Turnover Rate	71.50	68.43	79.60	95.62[b]	109.36
Net Assets, end of period ($ x 1,000)	11,645	12,004	16,259	13,317	11,251

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

	Year Ended November 30,
Class J Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	21.59	27.51	24.92	23.41	23.30
Investment Operations:
Net investment income[a]	.31	.19	.12	.22	.35
Net realized and unrealized gain (loss) on investments	1.54	(2.80)	3.51	2.17	1.76
Total from Investment Operations	1.85	(2.61)	3.63	2.39	2.11
Distributions:
Dividends from net investment income	(.21)	(.19)	(.22)	(.36)	(.31)
Dividends from net realized gain on investments	(.91)	(3.12)	(.82)	(.52)	(1.69)
Total Distributions	(1.12)	(3.31)	(1.04)	(.88)	(2.00)
Net asset value, end of period	22.32	21.59	27.51	24.92	23.41
Total Return (%)	9.05	(10.92)	15.13	10.59	10.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	.99	.97	.99	1.00
Ratio of net expenses to average net assets	.87	.90	.92	.95	.95
Ratio of net investment income to average net assets	1.48	.85	.47	.97	1.58
Portfolio Turnover Rate	71.50	68.43	79.60	95.62[b]	109.36
Net Assets, end of period ($ x 1,000)	11,441	12,449	14,914	14,031	13,810

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	21.56	27.48	24.90	23.39	23.31
Investment Operations:
Net investment income[a]	.32	.20	.12	.22	.35
Net realized and unrealized gain (loss) on investments	1.66	(2.81)	3.50	2.17	1.75
Total from Investment Operations	1.98	(2.61)	3.62	2.39	2.10
Distributions:
Dividends from net investment income	(.21)	(.19)	(.22)	(.36)	(.33)
Dividends from net realized gain on investments	(.91)	(3.12)	(.82)	(.52)	(1.69)
Total Distributions	(1.12)	(3.31)	(1.04)	(.88)	(2.02)
Net asset value, end of period	22.42	21.56	27.48	24.90	23.39
Total Return (%)	9.75	(10.94)	15.12	10.62	10.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	.94	.92	.94	.96
Ratio of net expenses to average net assets	.90	.90	.92	.94	.95
Ratio of net investment income to average net assets	1.31	.85	.47	.96	1.49
Portfolio Turnover Rate	71.50	68.43	79.60	95.62[b]	109.36
Net Assets, end of period ($ x 1,000)	11	2,383	6,505	7,362	5,392

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

	Year Ended November 30,
Class Z Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	21.42	27.31	24.75	23.24	23.16
Investment Operations:
Net investment income[a]	.30	.17	.10	.21	.32
Net realized and unrealized gain (loss) on investments	1.52	(2.78)	3.49	2.15	1.75
Total from Investment Operations	1.82	(2.61)	3.59	2.36	2.07
Distributions:
Dividends from net investment income	(.20)	(.16)	(.21)	(.33)	(.30)
Dividends from net realized gain on investments	(.91)	(3.12)	(.82)	(.52)	(1.69)
Total Distributions	(1.11)	(3.28)	(1.03)	(.85)	(1.99)
Net asset value, end of period	22.13	21.42	27.31	24.75	23.24
Total Return (%)	8.95	(10.99)	15.05	10.55	10.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.09	1.05	1.07	1.11
Ratio of net expenses to average net assets	.95	.98	.99	1.02	1.05
Ratio of net investment income to average net assets	1.40	.78	.40	.93	1.47
Portfolio Turnover Rate	71.50	68.43	79.60	95.62[b]	109.36
Net Assets, end of period ($ x 1,000)	29,832	29,462	35,630	33,881	32,989

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Balanced Opportunity Fund (the “fund”) is the sole series of BNY Mellon Investment Funds VI (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek a high total return through a combination of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (“NIMNA”) (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serve as the fund’s sub-adviser. Insight North America LLC (“INA”) served as the fund’s sub-adviser responsible for the portion of the fund’s assets allocated to fixed-income investment through August 31, 2023.

Effective September 1, 2023 (the “Effective Date”), NIMNA serves as the fund’s sub-adviser responsible for overall asset allocation for the fund and for the portion of the fund’s assets allocated to equity investments and fixed-income investments. NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), pursuant to which NIM provides the day-to-day management of the portion of the fund’s assets allocated to fixed-income investments. NIM is subject to the supervision of NIMNA and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class J, Class Y and Class Z. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class J and Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class J and Class Z shares generally are not available for new accounts and Class Z shares bear Shareholder Services Plan fees. Class I, Class Y, Class J and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of November 30, 2023, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.

NOTES TO FINANCIAL STATEMENTS (continued)

This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities and exchange-traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of November 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	4,193,048	-	4,193,048
Commercial Mortgage-Backed	-	2,008,583	-	2,008,583
Corporate Bonds	-	36,698,834	-	36,698,834
Equity Securities - Common Stocks	153,118,777	-	-	153,118,777
Equity Securities - Preferred Stocks	195,419	-	-	195,419
Exchange-Traded Funds	12,346,658	-	-	12,346,658
Foreign Governmental	-	1,764,470	-	1,764,470
Investment Companies	4,791,114	-	-	4,791,114
Municipal Securities	-	1,487,306	-	1,487,306
U.S. Government Agencies Collateralized Mortgage Obligations	-	1,165,407	-	1,165,407
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	1,501,867	-	1,501,867
U.S. Government Agencies Mortgage-Backed	-	27,278,742	-	27,278,742
U.S. Treasury Securities	-	23,635,964	-	23,635,964

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of November 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government

NOTES TO FINANCIAL STATEMENTS (continued)

and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2023, BNY Mellon earned $2,585 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of November 30, 2023, the fund had no securities on loan.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

NOTES TO FINANCIAL STATEMENTS (continued)

tax expense in the Statement of Operations. During the period ended November 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,322,383, undistributed capital gains $9,476,219, other accumulated losses $26,027 and unrealized appreciation $19,906,382.

The tax character of distributions paid to shareholders during the fiscal years ended November 30, 2023 and November 30, 2022 were as follows: ordinary income $2,074,835 and $9,200,306, and long-term capital gains $11,749,946 and $32,922,285, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2023 the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from December 1, 2022 through March 31, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after March 31, 2024, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $371,079 during the period ended November 30, 2023.

Pursuant to sub-investment advisory agreements between the Adviser and NIMNA and INA, the Adviser pays NIMNA a monthly fee at an annual rate of .30% and INA a monthly fee at an annual rate of .04% of the value of it’s portion of the fund’s average daily net assets. As of the Effective Date, pursuant to an amended sub-investment advisory agreement, the Adviser pays NIMNA a monthly fee at an annual rate of .30% of the value of the fund’s average daily net assets attributable to equity investments and .04% of the value of the fund’s average daily net assets attributable to fixed-income investments.

During the period ended November 30, 2023, the Distributor retained $1,201 from commissions earned on sales of the fund’s Class A shares and $612 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended November 30, 2023, Class C shares were charged $63,561 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2023, Class A and Class C shares were charged $528,462 and $21,187, respectively, pursuant to the Shareholder Services Plan.

NOTES TO FINANCIAL STATEMENTS (continued)

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2023, Class Z shares were charged $23,289 pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2023, the fund was charged $79,923 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $79,214.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2023, the fund was charged $29,282 pursuant to the custody agreement.

During the period ended November 30, 2023, the fund was charged $26,295 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $175,931, Distribution Plan fees of $5,015, Shareholder Services Plan fees of $46,167, Custodian fees of $13,551, Chief Compliance Officer fees of $4,662 and Transfer Agent fees of $17,868, which are offset against an expense reimbursement currently in effect in the amount of $25,699.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and futures during the period ended November 30, 2023, amounted to $183,005,151 and $198,058,146, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of applicable derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended November 30, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. As of November 30, 2023, there were no futures outstanding.

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the average market value of derivatives outstanding during the period ended November 30, 2023:

Average Market Value ($)
Interest rate futures	10,272,840

At November 30, 2023, the cost of investments for federal income tax purposes was $250,281,605; accordingly, accumulated net unrealized appreciation on investments was $19,904,584, consisting of $42,705,428 gross unrealized appreciation and $22,800,844 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon Balanced Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Balanced Opportunity Fund (the “Fund”) (the sole fund constituting BNY Mellon Investment Funds VI (the “Trust”)), including the statement of investments, as of November 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon Investment Funds VI) at November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 22, 2024

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones or its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good standing and remains in good standing pursuant to Edward Jones’ policies and procedures (Effective January 1, 2024, this waiver will be revised as follows: shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

ADDITIONAL INFORMATION (Unaudited) (continued)

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account (i.e., Right of Reinstatement) (Effective January 1, 2024, this waiver will be revised as follows: shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• Effective January 1, 2024: purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• Effective January 1, 2024: purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares

ADDITIONAL INFORMATION (Unaudited) (continued)

directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

ADDITIONAL INFORMATION (Unaudited) (continued)

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 77.32% of the ordinary dividends paid during the fiscal year ended November 30, 2023 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,933,244 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. For federal tax purposes the fund hereby reports 49.61% of ordinary dividends paid during fiscal period ended November 30, 2023 as qualifying interest related dividends. Also, the fund hereby reports $.1507 per share as a long-term capital gain distribution paid on March 28, 2023 and also $.7576 per share as a long-term capital gain distribution paid on December 14, 2022.

PROXY RESULTS (Unaudited)

A special meeting of the Trust’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	8,812,033	378,262
Michael D. DiLecce	8,779,613	410,682
Gina D. France	8,750,358	439,937
Joan L. Gulley	8,824,103	366,192
Nathan Leventhal	8,809,343	380,953

† Each Board Member’s term commenced January 1, 2024

In addition, Joseph S. DiMartino, Peggy C. Davis and Robin A. Melvin continue as Board Members of the Trust. Mses. France and Gulley currently are Board Members of the Trust, but have not been previously elected by shareholders.

INFORMATION ABOUT THE APPROVAL OF AN AMENDMENT TO THE SUB-INVESTMENT ADVISORY AGREEMENT AND THE APPROVAL OF THE REVISED SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees (the “Board”) held on July 25, 2023 (the “July Meeting”), the Board considered and approved the termination of the Sub-Investment Advisory Agreement between the Adviser and Insight North America LLC, a sub-investment adviser to the fund responsible for the day-to-day management of the portion of the fund’s assets allocated to fixed-income investments, effective on or about September 1, 2023 (the “Effective Date”). In addition, at the July Meeting, the Board considered and approved an amendment to the fund’s Sub-Investment Advisory Agreement (the “Sub-Advisory Agreement”) pursuant to which Newton Investment Management North America, LLC (“NIMNA” or the “Sub-Adviser”) is responsible for overall asset allocation for the fund and for the day-to-day management of the portion of the fund’s assets allocated to equity investments and, effective as of the Effective Date, fixed-income investments. At the July Meeting, the Board also considered and approved a revised Sub-Sub-Investment Advisory Agreement between NIMNA and its affiliate, Newton Investment Management Limited (“NIM”), on behalf of the fund (the “SSIA Agreement” and, together with the Sub-Advisory Agreement, the “Agreements”), which permits NIMNA, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities of NIM in providing the day-to-day management of the fund’s investments, and, effective as of the Effective Date, pursuant to which NIM is responsible for the day-to-day management (including portfolio trading) of the portion of the fund’s assets allocated to fixed-income investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. Since the Board had renewed the Sub-Advisory Agreement and approved the SSIA Agreement at a meeting of the fund’s Board held on March 14-15, 2023 (the “15(c) Meeting”), and, other than as discussed below, there had been no material changes in the information presented, the Board addressed certain of the relevant considerations by reference to their considerations and determinations at the 15(c) Meeting. In considering the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the July Meeting, the Adviser and the Sub-Adviser recommended the approval of the revised SSIA and the allocation of the day-to-day management of the fund’s fixed-income investments to NIM, based on a determination, among other factors, that it would promote efficiencies in the allocation decision-making process and provide NIMNA with better transparency regarding the fixed-income portfolio managers’ assessment of the relative return and risk of the fixed-income asset class, and of general economic conditions, anticipated future changes in interest rates and the outlook for fixed-income securities generally. In determining whether to approve the revised SSIA and the allocation of the day-to-day management of the fund’s fixed-income

INFORMATION ABOUT THE APPROVAL OF AN AMENDMENT TO THE SUB-INVESTMENT ADVISORY AGREEMENT AND THE APPROVAL OF THE REVISED SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

investments to NIM, the Board considered materials prepared by the Adviser and the Sub-Adviser received in advance of the July Meeting and other information presented at the meeting, which included: (i) a form of the revised SSIA Agreement; (ii) information regarding the delegation of responsibility for the day-to-day management (including portfolio trading) of the fund’s fixed-income investments to NIM and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIM’s proposed investment approach and process for the fund related to fixed-income investments, which includes an environmental, social and governance overlay; (iv) information regarding the portfolio transaction costs and tax impact of the sale of portfolio securities in connection with implementing the changes for the fund and management’s estimate that such cost and impact were expected to be de minimis; and (v) an opinion of counsel that the proposed arrangement would not result in an “assignment” of the Sub-Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the July Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIMNA under the Sub-Advisory Agreement and NIM under the SSIA Agreement, the Board considered: (i) the organization, history, reputation, qualification and background, as well as the qualifications of the personnel of NIMNA and NIM; (ii) the expertise of the personnel providing portfolio management services (including portfolio trading), including the portfolio managers employed by NIM responsible for the day-to-day management of the fund’s fixed-income investments; and (iii) the investment strategy for the fund, including NIM’s proposed investment approach and process for the fund related to fixed-income investments. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by NIMNA and NIM. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser under the Sub-Advisory Agreement and by NIM under the SSIA Agreement were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the Agreements.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc., an independent provider of investment company data). However, because NIM had not been responsible for the day-to-day management of the fund’s fixed-income investments prior to the Effective Date, the Board could not consider NIM’s investment performance in managing the fixed-income portion of the fund’s portfolio as a factor in evaluating the Agreements during the July Meeting. The Board discussed with representatives of the Adviser and NIM the investment approach and process to be employed by NIM in the management of the fixed-income portion of the fund’s assets. The Board noted NIM’s reputation and experience with respect to fixed-income investing and portfolio trading and the portfolio managers’ experience in managing fixed-income investments. Based on its consideration and review of the foregoing information, the Board concluded that these factors supported a decision to approve the Agreements.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the Sub-Advisory Agreement, noting that the fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fees payable by the Adviser with respect to the fund would not change in connection with the revised SSIA and the allocation of the day-to-day management of the fund’s fixed-income investments to NIM. At the 15(c) Meeting, the Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors discussed at that meeting and the totality of the services provided to the fund by the Adviser and the Sub-Adviser. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates at the 15(c) Meeting in connection with the Board’s re-approval of the Management Agreement. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and NIMNA and NIM under the Agreements.

Economies of Scale to be Realized. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to NIMNA and NIM as a result of their relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the Agreements for the fund, effective as of the Effective Date.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (2003)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Peggy C. Davis (80)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 29

———————

Gina D. France (65)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-May 2023)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (76)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Robin A. Melvin (60)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014–March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Michael D. DiLecce (61)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 22

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since September 2003.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Balanced Opportunity Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC
BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DBOAX Class C: DBOCX Class I: DBORX Class J: THPBX Class Y: DBOYX Class Z: DBOZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6000AR1123

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina D. France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Gina D. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,999 in 2022 and $43,859 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $13,413 in 2022 and $13,793 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,763 in 2022 and $4,763 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $6,737 in 2022 and $6,737 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,117 in 2022 and $2,116 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,144,335 in 2022 and $1,886,566 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds VI

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: January 19, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: January 19, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: January 19, 2024

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)